UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   December 20, 2010

PLAYLOGIC ENTERTAINMENT, INC
(Name of Small Business Issuer as specified in its charter)

Delaware	0-49649	23-3083371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Strawinskylaan 1041, 1077 XX, Amsterdam, The Netherlands
(Address of principal executive offices and zip code)

Company’s telephone number, including area code:   (011) 31-20-676-0304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions ( see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS:

December 17, 2010, Playlogic Entertainment, Inc.  (Nasdaq Pink Sheets: PLGC.PK) announced today that the Board of Directors has accepted the resignation of Mr. W.M. Smit as our President, Chief Executive Officer and acting Chief Financial Officer, as per December 17, 2010.  The Board of Directors is currently searching for a replacement.

Due to this resignation, Mr. W.M. Smit has also resigned as executive member of the Company’s Board of Directors with immediate effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

Date: December 20, 2010	By:	/s/ Willy Simon
Name: Willy Simon Title: Non-executive Chairman of the Board of Directors